OTHER RECEIVABLES AND PREPAYMENTS	12 Months Ended
Dec. 31, 2022
Other Receivables And Prepayments
OTHER RECEIVABLES AND PREPAYMENTS

17. OTHER RECEIVABLES AND PREPAYMENTS

	As of December 31,
	2022	2021
	RMB’000	RMB’000
Prepaid expense and prepayments	13,269	20,264
Security deposit	109	105
Other receivable	5,802	412
	19,180	20,781

As of December 31, 2022, total other receivables and prepayments of discontinued operations was RMB 3,000,000 (Note 29).

All of the other receivables and prepayments are expected to be recovered or recognized as expense within one year. The net carrying value of these balances is considered a reasonable approximation of fair value. Prepaid expense mainly consisted of advance payment to the vendors as of December 31, 2022.